Commitments and Contingencies	6 Months Ended
Jun. 30, 2019
Commitments and Contingencies
Commitments and Contingencies

14) Commitments and Contingencies

Assets Pledged

As of June 30, 2019 and December 31, 2018, Vessels with a book value of $1,722 million and $1,767 million, respectively, were pledged as security held as guarantee for the Partnership’s long-term debt and interest rate swap obligations. See Note 7—Derivative Instruments and Note 12—Long-Term Debt.

Claims and Legal Proceedings

From time to time, the Partnership is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the consolidated financial position, results of operations or cash flows.

Insurance

The Partnership maintains insurance on all the Vessels to insure against marine and war risks, which include damage to or total loss of the Vessels, subject to deductible amounts that average $0.15 million per Vessel, and loss of hire.

Under the loss of hire policies, the insurer will pay a compensation for the lost hire rate agreed in respect of each Vessel for each day, in excess of 14 deductible days, for the time that the Vessel is out of service as a result of damage, for a maximum of 180 days. In addition, the Partnership maintains protection and indemnity insurance, which covers third-party legal liabilities arising in connection with the Vessels’ activities, including, among other things, the injury or death of third-party persons, loss or damage to cargo, claims arising from collisions with other vessels and other damage to other third-party property, including pollution arising from oil or other substances. This insurance is unlimited, except for pollution, which is limited to $1 billion per vessel per incident. The protection and indemnity insurance is maintained through a protection and indemnity association, and as a member of the association, the Partnership may be required to pay amounts above budgeted premiums if the member claims exceed association reserves, subject to certain reinsured amounts. If the Partnership experiences multiple claims each with individual deductibles, losses due to risks that are not insured or claims for insured risks that are not paid, it could have a material adverse effect on the Partnership’s results of operations and financial condition.

Carmen Knutsen

During the fourth quarter of 2017, the Carmen Knutsen undertook her 5‑year special drydocking survey. During dismantling for overhaul, a technical default with her controllable pitch propeller was found. As a result, the Vessel went to a different yard to complete the repair. Repairs were completed and the Vessel was back on hire on January 1, 2018. The additional off-hire and technical costs were subject to an insurance claim. Under its loss of hire insurance policies, the Partnership’s insurer paid the hire rate agreed in respect of the Carmen Knutsen for each day in excess of 14 deductible days while the Vessel was off-hire as a result of the repairs of the controllable pitch propeller. For the three and six months ended June 30, 2018, the Partnership recorded $0.45 million for loss of hire which were recorded as a component of total revenues since day rates are recovered under the terms of the policy.

For the year ended December 31, 2017, the Partnership recorded $2.40 million to vessel operating expense as an estimate of the cost of repairs of the controllable pitch propeller. For the six months ended June 30, 2018, an additional repair cost of $0.15 million was recorded to vessel operating expenses. As of June 30, 2018, the Partnership had received payments and recorded $2.25 million for hull and machinery repairs, resulting in a net expense of $0.30 million. See Note 5—Insurance Proceeds.